SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      July 21, 1994
                                                  -------------------------


                        MORTGAGE AND REALTY TRUST
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         (Exact name of registrant as specified in its charter)


         Maryland                  1-6613                 23-1862664
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(State or other jurisdiction     (Commission          (I.R.S. Employer
 of incorporation)               File Number)        Identification No.)


8380 Old York Road
Suite 300
Elkins Park, Pennsylvania                                19027-1590
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: 215/881-1525



                                   N/A
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         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          On July 21, 1994, Mortgage and Realty Trust, a Maryland real estate investment trust (the "Registrant"), issued a press release announcing its unaudited operating results for the third quarter ended
June 30, 1994. It also announced that it did not pay the principal or interest on its $290 million of Senior Secured Uncertificated Notes due 1995 that was due on June 30, 1994. A copy of the press release is attached as an exhibit hereto and is incorporated by reference in its entirety herein.


EXHIBITS

The following exhibit is filed as part of this report:

Exhibit                          Exhibit
Number                         Description
- - -------                        -----------

20                             Press Release

                           SIGNATURES

       Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         MORTGAGE AND REALTY TRUST,
                         a Maryland real estate investment trust

                         By:   /s/ Victor H. Schlesinger
                               --------------------------
                               Victor H. Schlesinger
                               Chairman



Date:     August 3, 1994